LEEWARD INVESTMENT TRUST
(FORMERLY, THE VERTICAL CAPITAL INVESTORS TRUST)

MAI Energy Infrastructure and MLP Fund
(formerly, the Vertical Capital MLP & Energy Infrastructure Fund)

Supplement to the Prospectus,
Summary Prospectus and
Statements of Additional Information

July 6, 2015
This supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated March 30, 2015 for the MAI Energy Infrastructure and MLP Fund (formerly, the Vertical Capital MLP & Energy Infrastructure Fund) ("Fund"), a series of the Leeward Investment Trust (formerly, the Vertical Capital Investors Trust), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that Vertical Capital Asset Management, LLC ("VCAM"), the investment advisor to the Funds, has resigned as advisor effective July 7, 2015.  The Fund's Board of Trustees (the "Board") accepted the resignation of VCAM and appointed MAI Capital Management, LLC ("MAI"), the Fund's investment sub-advisor prior to VCAM's resignation, as investment advisor to the Fund.  The Board has determined that it is in the best interests of the Fund and its shareholders for the Fund to continue operating and approved an Interim Investment Advisory Agreement (the "Interim Agreement") with MAI, an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.  The Interim Agreement will become effective on July 1, 2015.
The terms and conditions of the Interim Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and VCAM, and the Interim Agreement provides for the same advisory fee as that previously paid to VCAM under the terms of the previous investment advisory agreement.  The foregoing notwithstanding, the Interim Agreement does differ from the previous investment advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940: (i) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to MAI pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days' written notice to MAI.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, MAI will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.

Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

Investors Should Retain This Supplement for Future Reference

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